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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 15, 1999
                                                 -------------------------------

                            U.S. Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-15960               73-1284747
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


3901 Roswell Road, Suite 300, Marietta, Georgia                    30062
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code        (770) 565-4311
                                                     ---------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to that certain Severance Agreement (the "Severance Agreement") entered into on February 11, 1999, between U.S. Technologies Inc. (the "Company") and Kenneth H. Smith, the former President and Chief Executive Officer of the Company ("Smith"), the Company sold to Smith all of the Company's interest in the Company's wholly-owned subsidiary, GWP, Inc., a Georgia corporation ("GWP"). GWP is the owner of 51% of the voting shares of Technology, Manufacturing & Design, Inc., a Texas corporation ("TMD"), which shares GWP acquired on October 5, 1998.

         The sale of GWP, including the 51% interest in TMD owned by GWP, was concluded on February 15, 1999, at which time Smith executed a personal Promissory Note (the "Promissory Note") in the amount of $1,234,832 as payment of the purchase price of the Company's interest in GWP. This amount reflects the Company's estimate of the investment by the Company in GWP and TMD through February 11, 1999. The Severance Agreement provides that the amount of the Promissory Note is subject to adjustment based on the findings of BDO Seidman, LLP, the independent auditors of the Company, with respect to the total investment by the Company in GWP and TMD through February 11, 1999, and that such findings of BDO Seidman, LLP shall be conclusive as to the amount of the Company's investment and the amount of the adjustment, if any, to the Promissory Note. The Promissory Note is secured by a pledge by Smith of 3,000,000 shares of the Company's common stock, which pledge also secures a personal guaranty by Smith of certain obligations of the Company with respect to TMD. In addition, GWP has pledged of all of its shares of TMD to secure a guaranty by GWP of certain obligations of the Company with respect to TMD.

         Immediately following the execution of the Severance Agreement by Smith, the board of directors of TMD, consisting of Smith and Larry Little, caused the Company to file a bankruptcy petition pursuant to Chapter 11 of the Bankruptcy Code.

         Following the execution of the Severance Agreement, Smith paid $875,199.52 to the Company, as repayment of certain of loans from the Company to Smith.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits:

         2.1 Severance Agreement entered into February 11, 1999 by and between the Company and Kenneth H. Smith.

         2.2 Promissory Note dated as of February 15, 1999 in the principal amount of $1,234,832 executed by Kenneth H. Smith in favor of the Company

         2.3 Agreement of Non-Dilution entered into February 15, 1999 between TMD and the Company.


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         2.4      Stock Pledge and Guaranty Agreement of GWP, Inc. dated as of
                  February 15, 1999 by and between GWP, Inc. and the Company.

         2.5 Stock Pledge and Guaranty Agreement of Kenneth H. Smith dated as of February 15, 1999 by and between the Company and Kenneth
                  H. Smith.

         2.6 Stock Purchase Agreement entered into as of February 15, 1999 by and between the Company and Kenneth H. Smith.


         (b)      Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the TMD disposition as required by Article 11 of Regulation S-K and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              U.S. TECHNOLOGIES INC.



Dated:  February 26, 1999                     By: /s/ C. Gregory Earls
                                                 -------------------------
                                                  C. Gregory Earls
                                                  President and Chief
                                                  Executive Officer









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                                  EXHIBIT INDEX




    EXHIBIT NO.                   Description of Exhibit
    -----------                   ----------------------

         2.1 Severance Agreement entered into February 11, 1999 by and between the Company and Kenneth H. Smith.

         2.2 Promissory Note dated as of February 15, 1999 in the principal amount of $1,234,832 executed by Kenneth H. Smith in favor of the Company

         2.3 Agreement of Non-Dilution entered into February 15, 1999 between TMD and the Company.

         2.4      Stock Pledge and Guaranty Agreement of GWP, Inc. dated as of
                  February 15, 1999 by and between GWP and the Company.

         2.5 Stock Pledge and Guaranty Agreement of Kenneth H. Smith dated as of February 15, 1999 by and between the Company and Kenneth
                  H. Smith.

         2.6 Stock Purchase Agreement entered into as of February 15, 1999 by and between the Company and Kenneth H. Smith.






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